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                    BLACKROCK PROVIDENT INSTITUTIONAL FUNDS
                                 (the "Trust")

                 TempFund                  Treasury Trust Fund
                 TempCash                  MuniFund
                 FedFund                   MuniCash
                 T-Fund                    California Money Fund
                 Federal Trust Fund        New York Money Fund

                         Supplement dated June 7, 2001
                    to Prospectuses dated January 29, 2001

  The following disclosure supplements the information in the Prospectuses for the Trust's Institutional Shares, Dollar Shares, Cash Management Shares, Cash Reserve Shares, Administration Shares and Plus Shares.

   Under the "Price of Fund Shares" caption, the last sentence of the first paragraph is deleted.

   Under the "Redemption of Shares" caption, the second paragraph is replaced with the following:

     The chart below outlines the deadlines for the redemption of shares of the Funds. Payment for redeemed shares of the Funds for which redemption requests are received by PFPC by the established deadlines on a Business Day is made in federal funds wired to the redeeming shareholder on the same day. Payment of redemption requests that are received after the established deadlines is wired in federal funds on the next Business Day following redemption. If the Federal Reserve Bank is closed on the day the redemption proceeds would otherwise be wired, wiring the redemption proceeds may be delayed one additional Business Day. Also, a Fund may suspend the right of redemption or postpone the date of payment under the conditions specified in the 1940 Act.